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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) September 30, 1999


WMC SECURED ASSETS CORP. (as company under the Pooling and Servicing Agreement, dated as of September 30, 1999, providing for the issuance of WMC Mortgage Pass-Through Certificates, Series 1999-A)


                            WMC Secured Assets Corp.
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             (Exact name of registrant as specified in its charter)


        Delaware                    333-59687                 95-4683489
        --------                    ---------                 ----------
(State or Other Jurisdiction        (Commission            (I.R.S. Employer
of Incorporation)                   File Number)          Identification Number)

6320 Canoga Avenue
Woodland Hills, California                                       91367
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(Address of Principal                                         (Zip Code)
Executive Offices)

Registrant's telephone number, including area code (818) 592-2610
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Item 2.  Acquisition or Disposition of Assets
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Description of the Certificates and the Mortgage Pool

         On September 30, 1999, a single series of certificates, entitled WMC Mortgage Pass-Through Certificates, Series 1999-A (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of September 30, 1999 (the "Agreement"), attached hereto as Exhibit 4.1, among the Registrant, as depositor, WMC Mortgage Corp. as seller (in such capacity, the "Seller") and master servicer (in such capacity, the "Master Servicer") and Bank One, National Association as trustee (the "Trustee"). The Certificates consist of nine classes of certificates (collectively, the "Certificates"), designated as the "Class A Certificates", the "Class M-1 Certificates", the "Class M- 2 Certificates", the "Class M-3 Certificates", the "Class CE Certificates", the "Class P Certificates", the "Class R-I Certificates", the "Class R-II Certificates" and the "Class R-III Certificates." The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust (the "Trust"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four-family, fixed rate and adjustable rate, first lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $236,250,000 as of September 23, 1999 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated September 28, 1999 (the "Mortgage Loan Purchase Agreement") between the Registrant and the Seller. The Class A Certificates, the Class M-1 Certificates, the Class M-2 Certificates, and the Class M-3 Certificates were sold by the Registrant to Salomon Smith Barney Inc. (the "Underwriter") pursuant to an Underwriting Agreement, dated September 28, 1999 by and among the Registrant, WMC Mortgage Corp. and the Underwriter.

         The Certificates have the following initial Certificate Balances and Pass-Through Rates:

                        Initial Certificate
        Class            Principal Balance      Pass-through Rate
        -----            -----------------      -----------------
          A               $192,500,000.00           Variable
         M-1              $19,375,000.00            Variable
         M-2              $13,750,000.00            Variable
         M-3              $10,625,000.00            Variable
         CE               $13,749,900.00            Variable
          P                      $100.00            Variable
         R-I                     100%                 N/A
        R-II                     100%                 N/A
        R-III                    100%                 N/A



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           The Certificates, other than the Class CE Certificates, Class P
Certificates, the Class R-I Certificates, the Class R-II Certificates and the R-III Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated August 10, 1998, and the Prospectus Supplement, dated September 28, 1999, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class CE Certificates, the Class P Certificates, the Class R-I Certificates, Class R-II Certificates and Class R-III have not been and will not be publicly offered by the Registrant. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

         Item 7.  Financial Statements and Exhibits

           (a)    Not applicable

           (b)    Not applicable

           (c)    Exhibits

           4.1 Pooling and Servicing Agreement, dated as of September 30, 1999, by and among WMC Secured Assets Corp., as company, WMC Mortgage Corp., as seller and master servicer and Bank One, National Association, as trustee.


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                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           WMC SECURED ASSETS CORP.

                                           By: /s/ David B. Trzcinski
                                               ------------------------------
                                           Name:   David B. Trzcinski
                                           Title:  Executive Vice President,
                                                    Chief Financial Officer &
                                                    Treasurer

Dated: September 30, 1999

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                                 EXHIBITS TABLE


           4.1 Pooling and Servicing Agreement, dated as of September 30, 1999, by and among WMC Secured Assets Corp., as company, WMC Mortgage Corp., as seller and master servicer and Bank One, National Association, as trustee.